PROGRESS SOFTWARE CORPORATION TO ACQUIRE IONA TECHNOLOGIES
Frequently Asked Questions
1) What business is IONA in?
IONA is in the enterprise integration software business. The company sells high performance, robust technologies for a broad range of industries that tie together mission-critical applications to a broad range of industries.
2) Why is Progress acquiring IONA?
Progress believes that the Acquisition of IONA will help Progress to achieve its vision to be the industry choice for truly independent, heterogeneous integration software in a “Service Oriented Architecture” (or SOA) environment. In particular, Progress expects the acquisition of IONA to help achieve that vision in the following ways:
▪	IONA’s products complement Progress’ SOA portfolio with leading edge, best-in-class technology and enable a wider variety of interoperability and deployment options;

▪	IONA products extend the reach of the SOA portfolio to users of high-performance, mission-critical systems based on C++ and CORBA;

▪	IONA has a leadership role in standards bodies and open source initiatives, both critical to maintaining truly independent market leadership. Progress intends to leverage open source software development and distribution innovations for market expansion;

▪	IONA and Progress will have strong bases in multiple industry segments with expanded vertical industry solutions;

▪	The impressive and longstanding IONA customer base can benefit from using Progress SOA portfolio products as they migrate toward SOA. Progress is committed to supporting IONA’s customers and all IONA product lines will be supported and evolved based on customer needs;

▪	The Acquisition of IONA offers increased global distribution and sales capacity; and

▪	IONA has an experienced and talented team that has built a reputation with Global 2000 enterprises for addressing the most complex integration challenges through innovative and cost-effective solutions.
On a GAAP basis, Progress expects that the Acquisition will be accretive in fiscal year 2009, but not in fiscal year 2008. On a non-GAAP basis, excluding amortization of intangibles, stock-based compensation, and expenses associated with the transaction, the Acquisition is expected to be accretive in fiscal year 2009, but not in fiscal year 2008.
3) What products will the IONA acquisition add to the Progress portfolio?
IONA has three product lines: The Artix product line for SOA infrastructure, the open-source FUSE SOA products and Orbix middleware for integration based on the CORBA standard.
The Artix product line includes Artix ESB, Artix Data Services, Artix Registry/Repository, Artix Orchestration, and Artix Mainframe.

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PROGRESS SOFTWARE CORPORATION TO ACQUIRE IONA TECHNOLOGIES
Frequently Asked Questions
•	Artix ESB provides integration through the service enablement of “smart endpoints” which can communicate using a wide variety of formats and protocols. Artix ESB includes a C++ based as well as a pure Java based runtime.

•	Artix Mainframe helps organizations extend the life and accessibility of their mainframe applications via Web services and C++/CORBA enablement.

•	Artix Data Services is notable for its standards-based data transformation, validation and enrichment and its support for the financial industry including SWIFT, ISO20022, and SEPA messages.

•	Artix Orchestration is a BPEL-based technical orchestration product that takes advantage of the underlying Artix support for services, transports and qualities of services.

•	Artix Registry/Repository provides for dynamic provisioning of endpoints in a distributed SOA network or “services grid”
FUSE is an open source product line based on several Apache projects for which IONA provides leadership and has been a significant contributor (ServiceMix, ActiveMQ, CXF, and Camel). IONA provides subscription-based support, consulting and training for the FUSE release. FUSE provides companies with the best of both worlds, Apache community developed software together with enterprise level of productization, support, and professional services for cost effectively implementing and deploying SOA. FUSE components are also embedded in several of the Artix products.
The CORBA product line consists of Orbix 3, Orbix 6 and Orbacus. IONA has the largest deployed CORBA customer base of any vendor, built up over a 15 years of providing standards-based integration for mission critical systems. IONA’s customer oriented policies on support and product upgrades as well as their CORBA expertise continue to keep Orbix and Orbacus deployed in long lived mission critical systems for enterprises and governments worldwide. We expect that the combined product offers of Progress and IONA will be of interest to customers looking to modernize and extend their CORBA implementations.
4) How does the IONA SOA strategy align with the Progress SOA strategy?
The SOA strategies of both companies are complementary and reinforce each other. Both focus on best-in-class products usable alone or together in heterogeneous customer environments. The products from both companies are known for their success in the most demanding IT environments.
IONA’s multi-platform, multi-protocol enablement and mediation technologies complement Sonic ESB’s messaging-based infrastructure. Artix has already been integrated with Progress’ Actional products. Many other products including Progress® products such as Apama®, SonicMQ®, and DataXtend® Semantic Integrator can interoperate with Artix products through standards-based communications.
IONA’s Open Source Strategy and FUSE product line also dovetail with Progress’ SOA/ESB strategy by broadening the reach of Progress sponsored technologies and seeding the market for value added capabilities such as SOA management, Complex Event Processing (CEP) and data interoperability services.

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PROGRESS SOFTWARE CORPORATION TO ACQUIRE IONA TECHNOLOGIES
Frequently Asked Questions
5) How will the SOA product lines be combined?
The Artix products will become part of the Progress SOA portfolio, making it easier to service-enable a wide range of systems. The Progress SOA portfolio consists of best-in-class products that bring customer value individually or in combination.
Artix already interoperates with the Sonic ESB. In addition, product integration between Artix and Actional for run-time visibility and governance is already underway as part of an existing partnership between IONA and Progress.
Other products include Progress Apama and Progress SonicMQ. The Progress Apama CEP platform can use Artix JMS-based integration to provide the operational intelligence to monitor, act, and respond to the business events in the IONA customer environment. Progress SonicMQ can provide standards-based high-reliability and high-performance messaging for IONA customers.
6) What will happen to the CORBA products and the current customers?
CORBA is a major product family that continues to deliver tremendous value to a large customer base with mission-critical systems. Orbix Version 3 and Version 6, the two Orbix versions currently supported by IONA, as well as Orbacus, will be maintained and evolved based on customer needs, as IONA has done for 15 years.
In addition, Artix has enabled many of IONA’s CORBA customers cost effectively to integrate their CORBA-based systems with .Net, J2EE and Web Services-based systems. With the increased range of SOA products from the combined organizations, Progress will be able to offer even more options to customers get the most from and extend their CORBA systems.
7) What will happen to current customers of IONA Artix?
The Artix offering is complementary to the Progress SOA portfolio. We will continue to invest in the Artix product roadmap and Artix will become an integral and on-going part of the Progress SOA portfolio.
8) What is Progress’ plan for IONA’s open source FUSE customers?
Progress will be continuing the FUSE business. The FUSE product line will continue to evolve and Progress will continue to offer support, consulting and training services for the FUSE open source product line. More importantly FUSE customers will benefit from Progress’ global reach and organizational expertise in messaging, ESB, and SOA expertise.
9) Will Progress keep the IONA company name or product names?
IONA will be fully integrated into Progress Software, and therefore will adopt the Progress Software company name. Progress expects to retain most IONA product names, however, this will be reviewed over the months following the acquisition.
10) Will this acquisition be accretive?
We anticipate the effect of the acquisition on Non-GAAP earnings per share, which excludes acquisition-related expenses, amortization of acquired intangibles and any potential in-process

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PROGRESS SOFTWARE CORPORATION TO ACQUIRE IONA TECHNOLOGIES
Frequently Asked Questions
research and development, to be neutral or dilutive in the remainder of fiscal 2008 depending on the timing of the close and accretive in fiscal 2009.
About the Transaction
The acquisition will be effected by means of a “scheme of arrangement” under Irish law pursuant to which a wholly owned subsidiary of Progress Software, SPK Acquisitions Limited, will acquire all of the outstanding securities of IONA not already owned by Progress Software or its wholly-owned subsidiaries from IONA shareholders for cash. The acquisition will be subject to the terms and conditions to be set forth in the scheme of arrangement document to be delivered to IONA shareholders. To become effective, the scheme of arrangement requires, among other things, the approval of a majority in number of IONA shareholders, present and voting either in person or by proxy, representing 75% or more in value of the IONA shares held by such holders. The acquisition is also subject to regulatory approval in the U.S. and the approval of the Irish High Court. Assuming the necessary approvals are obtained and all conditions have been satisfied, the acquisition will become effective upon delivery to the Registrar of Companies in Ireland of the court order of the Irish High Court sanctioning the scheme. Upon the acquisition becoming effective, it will be binding on all IONA shareholders.
Sources and Bases of Information
Unless otherwise stated, the financial information relating to IONA is extracted from audited consolidated financial statements of the IONA Group for the relevant financial year. Financial information is reported under U.S. GAAP basis unless otherwise stated. The financial information in the reply to question 15 (most recent financial results from IONA) is sourced from www.iona.com.
The information in the reply to Question 13 (financial details / terms of the acquisition) is sourced from the terms of the Implementation Agreement dated 25 June 2008. The IONA Share / ADR Share prices are sourced from the Nasdaq list / Daily Official List of the Irish Stock Exchange. References to a percentage of IONA Shares are based on the number of Infinity Shares as at 25 June 2008, being 36,543,930 IONA Shares, but do not include any shares issuable to IONA Optionholders under the IONA Share Option Schemes.
Reference to arrangements in place between Progress and IONA regarding the Acquisition are sourced from the terms of the implementation agreement dated 25 June 2008 or the announcement issued pursuant to Rule 2.5 of the Irish Takeover Rules on 25 June 2008.
[Except as otherwise stated, IONA’s product, customer and corporate information is sourced from material available on IONA’s website www.iona.com or included in IONA’s public filings with the Securities and Exchange Commission.]
Except as otherwise stated, Progress product, customer and corporate information is sourced from material available on Progress’ website www.progress.com or included in Progress’ public filings with the Securities and Exchange Commission.
Legal Information
The directors of IONA accept responsibility for the information contained in this document relating to IONA , the IONA Group, the directors of IONA and members of their immediate families, related trusts and persons connected with them and the recommendation and related opinions of the Board of IONA contained herein. To the best of the knowledge and belief of the directors of IONA (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of Progress Software and the directors of Progress Software’s subsidiary, SPK Acquisitions Limited (“SPK”), accept responsibility for the information contained in this document, other than that relating to IONA , the IONA Group, the directors of IONA and members of their immediate families, related trusts and persons connected with them and the recommendation and related opinions of the Board of IONA contained herein To the best of the knowledge and belief of the directors of SPK and the directors of Progress (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.
Lehman Brothers, which is regulated under the laws of the United States of America, is acting exclusively for the Board of IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than the Board of IONA for providing the protections afforded to clients of Lehman Brothers or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein.

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PROGRESS SOFTWARE CORPORATION TO ACQUIRE IONA TECHNOLOGIES
Frequently Asked Questions
Davy Corporate Finance, which is regulated by the Financial Regulator in Ireland, is acting exclusively for IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than IONA for providing the protections afforded to clients of Davy Corporate Finance or for providing advice in relation to the Acquisition, the contents of this filing or any transaction or arrangement referred to herein.
Merrion Stockbrokers Limited, which is regulated by the Financial Regulator in Ireland, is acting exclusively for IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than IONA for providing the protections afforded to clients of Merrion Stockbrockers Limited or for providing advice in relation to the Acquisition, the contents of this filing or any transaction or arrangement referred to herein.
Goodbody Corporate Finance, which is regulated by the Financial Regulator in Ireland, is acting exclusively for SPK and Progress and no one else in connection with the Acquisition and will not be responsible to anyone other than SPK and Progress for providing the protections afforded to customers of Goodbody Corporate Finance or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein.
Any person who is a holder of 1% or more of the share capital of IONA may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules, effective from the date of the commencement of the offer period in respect of the acquisition.
The distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the acquisition are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into or from any jurisdiction where it would be unlawful to do so. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction.
This press release does not constitute an offer or invitation to purchase, sell, subscribe or exchange or the solicitation of an offer to purchase, sell, subscribe or exchange any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition, the scheme of arrangement or otherwise.
Certain items in this announcement may contain forward-looking statements that are based on current expectations or beliefs, as well as assumptions about future events. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates”, “can”, “estimates”, “believe”, “expects”, “projects”, “will”, “might”, or other words indicating a statement about the future. These statements are based on our current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. Reliance should not be placed on any such statements because of their very nature, they are subject to known and unknown risks and uncertainties and can be affected by factors that could cause them to differ materially from those expressed or implied in the forward-looking statements. We can give no assurance that expectations will be attained. Risks, uncertainties and other important factors that could cause actual results to differ from those expressed or implied in the forward looking statements include: uncertainties as to the timing of the closing of Progress Software’s acquisition of IONA; uncertainties as to whether the shareholders of IONA will vote in favor of IONA’s acquisition by Progress Software; the risk that competing offers to acquire IONA will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Progress Software’s or IONA’s control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies will be realized; uncertainties as to whether IONA’s business will be successfully integrated with Progress Software’s business; and other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by Progress Software and IONA, including the Annual Report on Form 10-K fled by Progress Software on January 29, 2008, as well as the Quarterly Report on Form 10-Q filed by Progress Software on April 9, 2008, and the Annual Report on Form 10-K filed by IONA on March 14, 2008, as well as the Quarterly Report on Form 10-Q filed by IONA on May 12, 2008. Such forward-looking statements speak only as of the date of this announcement. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.
Important Additional Information and Where to Find It
In connection with the acquisition, IONA intends to file with the Securities and Exchange Commission and mail to its shareholders a proxy statement (comprising the scheme of arrangement document). Investors and shareholders of IONA are urged to read the proxy statement (comprising the scheme of arrangement document) and the other relevant materials when they become available because they will contain important information about Progress, IONA and the proposed acquisition and related matters.
The proxy statement (comprising the scheme of arrangement document) and other relevant materials (when they become available), and any and all documents filed by Progress Software and IONA with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the Securities and Exchange Commission by Progress Software by directing a written request to Progress Software, 14 Oak Park Drive, Bedford, Massachusetts 01730, United States of America, Attention: Investor Relations, and by IONA by directing a written

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PROGRESS SOFTWARE CORPORATION TO ACQUIRE IONA TECHNOLOGIES
Frequently Asked Questions
request to IONA, c/o IONA Technologies, Inc., 200 West Street, Waltham, Massachusetts 02451, United States of America, Attention: Investor Relations.
INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (COMPRISING THE SCHEME OF ARRANGEMENT DOCUMENT) AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED ACQUISITION.
As of the date of this press release, Progress Software and its subsidiaries own 362,000 IONA shares in total, representing approximately 0.99 per cent of the issued share capital of IONA and have an economic interest, through contracts for difference, in 1,442,873 IONA shares in total, representing approximately 3.95 per cent of the issued share capital of IONA.
Progress Software, SPK Acquisitions Limited and IONA Technologies plc and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of IONA in connection with the acquisition. Information about those executive officers and directors of Progress is set forth in Progress Software’s Annual Report on Form 10-K for the year ended 30 November 2007, which was filed with the Securities and Exchange Commission on 29 January 2008, the proxy statement for Progress Software’s 2008 Annual Meeting, which was filed with the Securities and Exchange Commission on 24 March 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission, Information about those executive officers and directors of IONA and their ownership of IONA Shares is set forth in IONA’s Annual Report on Form 10-K for the year ended 31 December 2007, which was filed with the Securities and Exchange Commission on 14 March 2008, and the proxy statement for IONA’s 2008 Annual General Meeting, which was filed with the Securities and Exchange Commission on 29 April 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Investors and shareholders may obtain additional information regarding the direct and indirect interests of Progress Software, SPK Acquisitions Limited, IONA and their respective executive officers and directors in the acquisition by reading the proxy statement (comprising the scheme of arrangement document) and other filings referred to above.
Progress is a registered trademark of Progress Software Corporation or one of its affiliates or subsidiaries in the U.S. and other countries. Any other trademark contained herein are the property of their respective owners. IONA, IONA Technologies, the IONA logo, Orbix, High Performance Integration, Artix, FUSE and Making Software Work Together are trademarks or registered trademarks of IONA Technologies PLC and/or its subsidiaries. CORBA is a trademark or registered trademark of the Object Management Group, Inc. in the United States and other countries. All other trademarks that may appear herein are the property of their respective owners.
END

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